SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 27, 2001
                                                   -------------


                            ZIASUN TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
           ------------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization)


     000-27349                                           84-1376402
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(Commission File Number)                    (I.R.S. Employer Identification No.)

665 San Rodolfo Drive, Suite 120, Solana Beach, California             92075
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(Address of principal executive offices)                             (Zip Code)

                                 (858) 350-4060
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              (Registrant's telephone number, including area code)


          462 Stevens Avenue, Suite 106, Solana Beach, California 92075
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

     Sale of Asia Prepress Technology, Inc.
     --------------------------------------

     On June 27, 2001, ZiaSun Technologies, Inc. ("ZiaSun") entered into a Share Purchase Agreement with Patrick R. Cox and Calvin A. Cox, under which the ZiaSun agreed to sell all the issued and outstanding shares of Asia Prepress Technology, Inc. ("APT"), a wholly-owned subsidiary of ZiaSun, to Messrs. Cox, in consideration of 100,000 restricted common shares of ZiaSun owned collectively by Messrs. Cox, which shares have been canceled, and $50,000 in cash payable by Patrick R. Cox, to ZiaSun over a three year period. Further, APT obtained the release of ZiaSun's Unconditional Guaranty of APT's line of credit with First Union National Bank. The closing of the sale of APT to Messrs. Cox occurred on June 29, 2001. A copy of the Share Purchase Agreement relating to the above-described transaction, is attached as an exhibit to this report and is incorporated herein by reference.

     Sale of Asia Internet Services.com, Inc.
     ----------------------------------------

     On June 27, 2001, ZiaSun Technologies, Inc. ("ZiaSun") entered into a Share Purchase Agreement with Patrick R. Cox under which the ZiaSun agreed to sell all the issued and outstanding shares of Asia Internet Services.com, Inc. ("AIS"), a wholly-owned subsidiary of ZiaSun, to Mr. Cox, in consideration of 150,000 restricted common shares of ZiaSun owned collectively by Messrs. Cox, which shares have been canceled, and $100,000 in cash payable by Patrick R. Cox, to ZiaSun over a three year period. The closing of the sale of AIS to Mr. Cox occurred on June 29, 2001. A copy of the Share Purchase Agreement relating to the above-described transaction, is attached as an exhibit to this report and is incorporated herein by reference.

     ZiaSun acquired APT, an Internet-based provider of electronic book and document conversion and data entry services, and AIS an Internet-based provider of background customer service for its client's websites, in June 2000, in an effort to expand ZiaSun Asia operations. ZiaSun's decision to sell APT and AIS is a result of its change of business focus in conjunction with the recent announcement of the contemplated merger of ZiaSun and Telescan, Inc. With the sale of APT and AIS, and ZiaSun's previous sales of Momentum Internet, Inc., and Momentum Asia, Inc., ZiaSun has divested itself of all Asian operations.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c) The following exhibits are attached hereto pursuant to Item 601 of Regulation S-K.

     Exhibit
     Number    Description
     -------   -----------
     10.52     Share  Purchase  Agreement  dated June 27, 2001,  between  ZiaSun
               Technologies, Inc. and Patrick R. Cox and Calvin A. Cox regarding the sale of Asia Prepress Technology, Inc.

     10.53 SharePurchase Agreement dated June 27, 2001, between ZiaSun Technologies, Inc. and Patrick R. Cox regarding the sale of Asia Internet Services.com, Inc.

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
                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZIASUN TECHNOLOGIES, INC.
                                             (Registrant)


Date: July 2, 2001                           /S/ D. Scott Elder
                                             ----------------------------------
                                             By: D. Scott Elder
                                             Its: CEO and Chairman of the Board


Date: July 2, 2001                           /S/ Allen D. Hardman
                                             ----------------------------------
                                             By: Allen D. Hardman
                                             Its: President and COO


Date: July 2, 2001                           /S/ Ross W. Jardine
                                             ----------------------------------
                                             By: Ross W. Jardine
                                             Its:  Vice President and CFO

                                 EXHIBIT INDEX
                                 -------------
     Exhibit
     Number    Description
     -------   -----------
     10.52     Share  Purchase  Agreement  dated June 27, 2001,  between  ZiaSun
               Technologies, Inc. and Patrick R. Cox and Calvin A. Cox regarding the sale of Asia Prepress Technology, Inc.

     10.53 SharePurchase Agreement dated June 27, 2001, between ZiaSun Technologies, Inc. and Patrick R. Cox regarding the sale of Asia Internet Services.com, Inc.

                                       4